Supplement to the Prospectus

CREDIT SUISSE TRUST – GLOBAL SMALL CAP PORTFOLIO

The following information supersedes certain information contained in the Portfolio's Prospectus.

Effective December 1, 2007, the following information replaces the information set forth on Page 9 of the Portfolio's prospectus:

INVESTOR EXPENSES

FEES AND PORTFOLIO EXPENSES

This table describes the fees and expenses you may pay as a shareholder. Annual portfolio operating expenses are for the fiscal year ended December 31, 2006. The table below and the example on the following page do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

Shareholder fees (paid directly from your investment)
Sales charge (load) on purchases	N/A
Deferred sales charge (load)	N/A
Sales charge (load) on reinvested distributions	N/A
Redemption fees	N/A
Exchange fees	N/A
Annual portfolio operating expenses (deducted from portfolio assets)
Management fee	1.25%
Distribution and service (12b-1) fee	NONE
Other expenses	0.31%
Acquired fund fees and expenses	0.16%
Total annual portfolio operating expenses*	1.72%

  *  Expected fees and expenses for the fiscal year ending December 31, 2008 (after fee waivers and expense reimbursements or credits) are shown below. Fee waivers and expense reimbursements are voluntary and may be discontinued at any time:

EXPENSES AFTER WAIVERS, REIMBURSEMENTS AND CREDITS
Management fee	0.69%
Distribution and service (12b-1) fee	NONE
Other expenses	0.31%
Acquired fund fees and expenses**	0.00%
Net annual portfolio operating expenses	1.00%

  **  The portfolio incurred fees and expenses during the 2006 fiscal year due to its investment in private funds that invest in private equity and in venture-capital companies ("Private Funds"). The portfolio does not intend to invest in Private Funds in the 2007 fiscal year.

Dated: December 3, 2007	TRGSC-PRO-16-1207 2007-022